PAGE 1
Keystone Intermediate Term Bond Fund
Seeks generous income from intermediate-term investment grade bonds.


Dear Shareholder:

We would like to take this opportunity to report on your Fund's performance and review market events for the six-month period which ended January 31, 1996.

Performance

Class A shares returned 6.21% for the six-month and 13.60% for the twelve-month periods.

  Class B shares returned 5.78% for the six-month and 12.68% for the twelve-month periods.

  Class C shares returned 5.78% for the six-month and 12.68% for the twelve-month periods.

  During the six- and twelve-month periods, your Fund provided strong total returns, which includes income and price changes. The Lehman Intermediate Government/Corporate Bond Index returned 5.20% for the six-month and 13.40% for the twelve-month periods.

  Investors in intermediate-term bonds enjoyed a healthy market over the past six months. Slow, non-inflationary economic growth prompted the Federal Reserve Board to lower short-term interest rates during the period. Further, progress on shrinking the federal budget deficit caused investors to focus on the potential of a reduced supply of bonds in the future. The main source of concern during the period was the federal budget deadlock, but that has been overshadowed by the positive theme of deficit reduction. Despite some interim price volatility, interest rates declined and intermediate term bonds posted attractive returns.

  We employed three main strategies to add to your Fund's performance. First, we upgraded credit quality by selling lower rated investment grade bonds and buying U.S. Treasury bonds. On January 31, 1996, the average quality of the portfolio stood at AA+, the second highest bond rating. We also sought improved diversification and attractive yields by investing a portion of the portfolio in the government bonds of Canada, Germany and Spain. We protected these bonds from currency fluctuations by hedging them into U.S. dollars.

  Finally, we maintained your Fund's weighting in the banking and finance sector at 22% of net assets over the six-month period. This sector typically benefits more than most others from declining interest rates. We believe these three strategies contributed to your Fund's positive returns.

  Looking ahead, we believe the prospects for intermediate term bonds appear to be favorable in this environment. We expect a continuation of slow to moderate growth with negligible inflationary pressures, coupled with the ongoing effort to shrink the federal budget deficit.

  After the close of the fiscal period, your Fund's dividend was reduced, reflecting lower market rates. While bond investors have benefited from a very good total return (income + price changes), it has been a difficult period for those who are income-oriented. We have structured the portfolio to maximize current income by investing in securities whose anticipated performance is consistent with your Fund's investment objective. We believe the strategies recently put in place should help to lock-in yields and build generous returns.
                                                      (continued on next page)

PAGE 2
Keystone Intermediate Term Bond Fund

  Thank you for your continued support of Keystone Intermediate Term Bond Fund. If you have questions or comments about your Keystone investment, we encourage you to write to us.

Sincerely,

[signature]Albert H. Elfner, III
Albert H. Elfner, III
Chairman and President
Keystone Group, Inc.

[signature]George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

March 1996

Keystone Introduces Investment Insight Line for Shareholders
Now you can keep up-to-date on your fund's current strategy and outlook by calling Keystone Investment Insight Line. You can hear senior portfolio manager Chris Conkey discuss his latest strategy for Keystone's high grade bond funds. You can also listen to Keystone's overall market outlook from James McCall, chief investment officer. The service is available 24 hours a day, seven days a week and updated at least monthly.

Keystone Investment Insight Line                       1-800-346-3858, Press 2
Keystone Fixed-Income Update                           Press 3

                              A Discussion With
                              Your Fund Manager

Christopher P. Conkey heads Keystone's high grade bond team and is portfolio manager of your Fund. A Chartered Financial Analyst, Mr. Conkey has 11 years of experience managing fixed-income investments. He holds a BA in economics from Clark University and an MBA in finance from Boston University. Together with senior portfolio manager Barbara McCue and analysts David J. Bowers and Gary E. Pzegeo, the team evaluates the economic environment in selecting high quality bonds for your Fund.

[Q] What were the greatest influences on intermediate term bonds over the past six months?

[A] The bond market was influenced by the trend of declining interest rates which continued from the first half of the year. Bond investors focused on the economy, inflation and the federal budget negotiations. Most of this had a favorable effect on the market. Economic growth slowed and inflation, as measured by the Consumer Price Index, came in under 3% for the fifth year in a row. This gave the Federal Reserve Board reason to lower interest rates during the period.

[Q] What effect did the budget discussions have on the bond market?

[A] The federal budget negotiations were an important influence on the bond market. A smaller deficit means the Treasury would need to borrow less, driving bond prices higher. Another way to measure progress on the deficit is to look at it as a percentage of our country's total economic output. This percentage has been declining, which should also be good news for bonds.

  Federal budget negotiations put some downward pressure on bond prices in the short run because the outcome of those talks was unknown--and the market dislikes uncertainty. However, we think there is a concerted effort to shrink the deficit. So, we expect to see some price volatility while the budget talks continue, but the issue of deficit reduction could have a positive impact on bond prices over the longer term.

[Q] How was the Fund structured to capitalize on this interest rate environment?

[A] We implemented three strategies, which we believe, enhanced the Fund's performance. First, we upgraded credit quality by selling lower rated investment grade bonds and buying U.S. Treasury bonds. AAA rated bonds now account for 36% of the portfolio's assets, and the overall portfolio quality stands at AA+, the second highest rating.

[Q] You also increased the portfolio's diversification. How did you accomplish this?

[A] We invested in the government bonds of Canada, Germany and Spain which increased diversification outside of the U.S. and also increased the quality of the portfolio. These issuers represent stable governments and their securities markets are large and liquid. All of our foreign government bond holdings were protected from currency changes through hedging. We believe that these bonds offer good relative value when compared to domestic investments of similar quality.

  Finally, we maintained the Fund's holdings in the banking and finance sector, at 22% of net assets over the six-month period. Banking and finance bonds have historically benefited more from declining interest rates than many industries. These bonds provided relatively good performance during the period.

Fund Profile
Objective: Seeks generous income from intermediate-term, investment grade bonds.
Commencement of investment operations: April 14, 1987
Average quality: AA+
Average maturity: 9 years
Net assets: $43 million

PAGE 4
Keystone Intermediate Term Bond Fund

***********************************[pie chart]********************************

Portfolio Quality Summary
as of January 31, 1996

S&P rating((1))

U.S. government/agency (17%)
AAA (18%)
AA (22%)
A (23%)
BBB (20%)

(as a percentage of portfolio assets)

(1) Where Standard & Poor's Corporation ratings were not available, we have used ratings from Duff & Phelps, Fitch Investor's Service, Inc., Moody's Investor Service, Inc. or ratings assigned by another nationally recognized statistical rating organization.
******************************************************************************

[Q] How did declining interest rates affect the Fund's yield?

[A] After the close of the fiscal period, your Fund's dividend was reduced, reflecting lower market interest rates. As you are aware, interest rates change over time and this can affect a Fund's dividend payout. While bond investors received good total returns, it has been a difficult market for investors who are income- oriented. We will continue to seek attractive current income by investing in securities whose anticipated performance is consistent with your Fund's investment objective. We believe the strategies recently put in place should help to preserve income and provide the potential for price appreciation.

[Q] What is your outlook for intermediate term bonds for the first half of 1996?

[A] We expect a continuation of many of the trends that have given us the lower interest rate environment that we have now. The economy appears to be growing at a slow to moderate pace, with inflationary pressures that are well-contained. In fact, "real" interest rates, or the rate one receives after subtracting inflation, are high by historical standards. By some measures, short-term rates could fall by one percentage point. If the economy proceeds on this path, we believe that the Federal Reserve Board should have room to lower interest rates.

[Q] For what kind of investor is Keystone Intermediate Bond Fund an attractive investment?

[A] Keystone Intermediate Bond Fund is attractive for someone seeking a high-quality, income-oriented investment with limited price volatility. We believe that it is a timely investment in light of our positive interest rate outlook. If the Federal Reserve Board lowers interest rates, as we expect, we anticipate intermediate term bond prices should rise. Further, under present market conditions, bonds with a ten-year maturity provide 93% of the yield offered by a thirty year bond, while incurring far less price risk. In the current and anticipated environment, we believe intermediate term bonds provide good relative value.

                                  [diamond]

         This column is intended to answer questions about your Fund.
       If you have a question you would like answered, please write to:
                   Keystone Investment Distributors, Inc.,
                Attn: Shareholder Communications, 22nd Floor,
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

Your Fund's Performance

***********************************[mountain chart]**************************

Growth of an investment in
Keystone Intermediate Term Bond Fund Class A

In Thousands

          Initial        Reinvested
          Investment     Distributions

4/87      9477            9477
1/88      9106            9591
          8591            9848
1/90      8277           10301
          8210           11136
1/92      9620           12701
          8944           14203
1/94      9001           15355
          8191           14962
1/96      8677           16998

Total Value: $16,998

A $10,000 investment in Keystone Intermediate Term Bond Fund Class A made on April 14, 1987 with all distributions reinvested was worth $16,998 on January 31, 1996. Past performance is no guarantee of future results.
******************************************************************************

Six-Month Performance                                   as of January 31, 1996

                               Class A       Class B       Class C
Total returns*                    6.21%         5.78%         5.78%
Net asset value 7/31/95         $ 8.88        $ 8.89        $ 8.89
1/31/96                         $ 9.11        $ 9.12        $ 9.12
Dividends                       $ .312        $ .276        $ .276
Capital gains                    None          None          None


*Before deduction of front-end or contingent deferred sales charge.

Historical Record                                       as of January 31, 1996

Cumulative total returns      Class A       Class B       Class C
1-year w/o sales charge         13.60%        12.68%         12.68%
1-year                           8.21%         8.68%         12.68%
5-year                          45.39%          --            --
Life of Class                   69.98%        13.88%         16.80%
Average Annual Returns
1-year w/o sales charge         13.60%        12.68%         12.68%
1-year                           8.21%         8.68%         12.68%
5-year                           7.77%          --             --
Life of Class                    6.22%         4.43%          5.31%

Class A shares were introduced April 14, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

  Class B shares were introduced on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C share performance is reported from the commencement of investment operations on February 1, 1993. Performance reflects the return you would have received after holding shares for one year and redeeming at the end of the period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

  You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
Keystone Intermediate Term Bond Fund

SCHEDULE OF INVESTMENTS--January 31, 1996 (Unaudited)

                                                                               Interest   Maturity       Par         Market
                                                                                  Rate       Date       Value         Value
----------------------------------------------------     ---------------------    ------    -------    ---------   -----------
FIXED INCOME (96.5%)
BANK & FINANCE BONDS & NOTES (21.6%)
Caterpillar Financial Asset Trust                        Asset Backed             6.300%     2001    $1,000,000    $1,017,660
Chase Manhattan Corp.                                    Notes (Subord.)          9.375      2001     1,250,000     1,449,100
Chrysler Financial Corp.                                 Notes                    5.875      2001     1,000,000     1,003,115
Commercial Credit Group, Inc.                            Deb.                    10.000      1999     1,000,000     1,129,270
Donaldson Lufkin & Jenrette, Inc.                        Senior Note              6.875      2005     1,500,000     1,543,080
Golden West Financial Corp.                              Sub. Note                6.700      2002     1,000,000     1,031,540
Lehman Brothers Holdings, Inc.                           Senior Subordinate       6.125      2001     1,000,000     1,002,800
Paine Webber Group, Inc.                                 Notes                    8.250      2002     1,100,000     1,201,130
----------------------------------------------------      -------------------      ----      -----      -------      ---------
TOTAL BANK & FINANCE BONDS & NOTES (COST--$9,235,304)                                                               9,377,695
-----------------------------------------------------------------------------      ----      -----      -------      ---------
INDUSTRIAL BONDS & NOTES (19.8%)
UTILITIES (5.1%)
Georgia Power Co.                                        First Mtge.              6.125      1999     1,150,000     1,168,826
Montana Power Co.                                        First Mtge.              7.700      1999     1,000,000     1,059,590
----------------------------------------------------      -------------------      ----      -----      -------      ---------
                                                                                                                    2,228,416
AUTOMOTIVE (4.0%)
Ford Motor Co.                                           Deb.                     9.000      2001     1,500,000     1,718,805
----------------------------------------------------      -------------------      ----      -----      -------      ---------
RETAIL (3.0%)
Sears, Roebuck & Co.                                     Med. Term Notes          6.340      2000     1,250,000     1,278,500
----------------------------------------------------      -------------------      ----      -----      -------      ---------
DIVERSIFIED COMPANIES (2.7%)
Tenneco, Inc.                                            Notes                   10.375      2000     1,000,000     1,183,890
----------------------------------------------------      -------------------      ----      -----      -------      ---------
TELECOMMUNICATIONS (2.5%)
Ameritech Capital Funding Corp.                          Deb.                     7.500      2005     1,000,000     1,099,870
----------------------------------------------------      -------------------      ----      -----      -------      ---------
TRANSPORTATION (2.5%)
Missouri Pacific Railroad Co.                            Equip. Trust Cert.      15.000      1997     1,000,000     1,086,830
----------------------------------------------------      -------------------      ----      -----      -------      ---------
TOTAL INDUSTRIAL BONDS & NOTES (COST--$8,455,545)                                                                   8,596,311
-----------------------------------------------------------------------------      ----      -----      -------      ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (17.5%)
Criimi Mae Financial Corp. (Est. Mat. 2001) (a)          Series 1 Class A         7.000      2033       499,186       498,874
Debartolo Capital Partnership (Est. Mat. 2001) (a)
  (b)                                                    Class B1                 7.610      2004     1,000,000     1,059,375
FHLMC (Est. Mat. 1996) (a)                               Series 41 Class E       10.000      2019       224,358       226,146
                                                         Series 1994-A Class
Green Tree Financial Corp. (Est. Mat. 1998) (a)          A                        6.900      2004       326,138       327,870
Merrill Lynch Mortgage Investors, Inc.                   Series 1995-C2
  (Est. Mat. 2001) (a)                                   Class C                  7.930      2021     1,000,000     1,027,257
Morgan Stanley Capital (Est. Mat. 2001) (a)              Series 96 Class A        6.475      2027     1,000,000     1,019,375
Paine Webber Mortgage Acceptance Corp. IV (Est. Mat.     Series 1993-5 Class
  1997) (a)                                              A3                       6.875      2008       373,811       374,980
                                                         Series 1994-S15
Residential Funding Corp. (Est. Mat. 1997) (a)           Class A1                 7.750      2024       995,678     1,012,167


PAGE 7


SCHEDULE OF INVESTMENTS--January 31, 1996 (Unaudited)
                                                                               Interest   Maturity       Par         Market
                                                                                  Rate       Date       Value         Value
----------------------------------------------------     ---------------------    ------    -------    ---------   -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
                                                         Series 1995-1 Class
Resolution Trust Corp. (Est. Mat. 2000) (a)              A2C                      7.500%      2028   $1,250,000     $1,267,969
                                                         Series 1991-2 Class
U.S. Home Equity Loan (Est. Mat. 1998) (a)               B                        9.125       2021      750,000        774,608
----------------------------------------------------      -------------------      ----      -----      -------      ---------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST--$7,435,107)                                                         7,588,621
---------------------------------------------------------------------------------------------------------------      ---------
FOREIGN BONDS (U.S. DOLLARS) (12.8%)
European Investment Bank                                 Deb.                     9.125       2002    1,250,000      1,471,788
Fomento Economico Mexico                                 Euro-Dollar              9.500       1997    1,250,000      1,262,500
Telecom Brasileiras                                      Yankee Notes            10.375       1997    1,200,000      1,221,000
Westdeutsche Landesbank                                  Sub. Notes               6.750       2005    1,000,000      1,046,700
Wharf Capital International                              Yankee Notes             8.875       2004      500,000        537,070
----------------------------------------------------      -------------------      ----      -----      -------      ---------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (COST--$5,282,527)                                                                5,539,058
---------------------------------------------------------------------------------------------------------------      ---------
FOREIGN BONDS (NON U.S. DOLLARS) (10.3%)
Canada Government                                        Deb.                     8.750       2005    2,600,000      2,117,005
German Fed Rep                                                                    6.875       2005    1,500,000      1,080,282
Kingdom of Spain                                                                 10.150       2006    1,500,000      1,243,139
----------------------------------------------------      -------------------      ----      -----      -------      ---------
TOTAL FOREIGN BONDS (NON U.S. DOLLARS) (COST--$4,485,456)                                                            4,440,426
---------------------------------------------------------------------------------------------------------------      ---------
UNITED STATES GOVERNMENT ISSUES (8.3%)
U.S. Treasury Notes                                                               6.500       2005    1,000,000      1,063,120
U.S. Treasury Notes                                                               7.875       2004    2,200,000      2,543,398
----------------------------------------------------      -------------------      ----      -----      -------      ---------
TOTAL UNITED STATES GOVERNMENT ISSUES (COST--$3,542,625)                                                             3,606,518
---------------------------------------------------------------------------------------------------------------      ---------
MORTGAGE PASS-THROUGH CERTIFICATES (6.2%)
FNMA Pool #002497                                                                11.000       2016      626,564        703,838
FNMA Pool #004534                                                                10.750       2012      623,241        687,560
FHLMC Pool #W00056                                       Gold Pool                7.500       2010    1,237,770      1,286,897
----------------------------------------------------      -------------------      ----      -----      -------      ---------
TOTAL MORTGAGE PASS-THROUGH CERTIFICATES (COST--$2,622,464)                                                          2,678,295
---------------------------------------------------------------------------------------------------------------      ---------
TOTAL FIXED INCOME (COST--$41,059,028)                                                                              41,826,924
---------------------------------------------------------------------------------------------------------------      ---------
                                                                                                      Maturity
                                                                                                        Value
----------------------------------------------------      -------------------      ----      -----      -------      ---------
REPURCHASE AGREEMENT (2.0%) (COST--$857,000)
Keystone Joint Repurchase Agreement (Investment in repurchase agreement,
  in a joint trading account, dated 1/31/96) (c)                                  5.939   02/01/96      857,141        857,000
-----------------------------------------------------------------------------      ----      -----      -------      ---------
TOTAL INVESTMENTS (COST--$41,916,028)                                                                               42,683,924
OTHER ASSETS AND LIABILITIES--NET (1.5%)                                                                               656,202
---------------------------------------------------------------------------------------------------------------      ---------
NET ASSETS (100.0%)                                                                                                $43,340,126
---------------------------------------------------------------------------------------------------------------      ---------

                                                      (continued on next page)

PAGE 8
Keystone Intermediate Term Bond Fund

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at January 31, 1996.

Legend of Portfolio Abbreviations:

FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                    In
                                               U.S. Value at     Exchange
 Exchange                                       January 31,      for U.S.    Net Unrealized
   Date                                             1996            $         Appreciation
---------    -------------------------------    -------------    ---------   --------------
Forward Foreign Currency Exchange Contracts to Sell
                            Contracts to Deliver
              ----------------------------------------------
 3/05/96        1,660,000 German Marks           $1,117,306     $1,153,980       $36,674
 4/11/96        2,925,000 Canadian Dollars        2,128,829      2,140,035        11,206
 4/12/96      159,000,000 Spanish Peseta          1,258,190      1,300,507        42,317
                                                                                ------------
              Net Unrealized Appreciation on Forward Foreign Currency Exchange
              Contracts                                                          $90,197
                                                                                ============

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                             Six Months
                                               Ended
                                            January 31,                      Year Ended July 31,
                                                1996         1995      1994(d)      1993       1992        1991
========================================     ============    =======    =======    =======    =======   =========
                                            (Unaudited)
Net asset value beginning of period           $  8.88       $  8.84    $  9.46    $  9.23    $  8.64     $  8.60
----------------------------------------      ----------     ------     ------     ------      ------      -------
Income from investment operations:
Net investment income                            0.29          0.63       0.57       0.70       0.71        0.72
Net realized and unrealized gain (loss)
  on investments and futures contracts           0.25          0.02      (0.59)      0.18       0.60        0.05
----------------------------------------      ----------     ------     ------     ------      ------      -------
Total from investment operations                 0.54          0.65      (0.02)      0.88       1.31        0.77
----------------------------------------      ----------     ------     ------     ------      ------      -------
Less distributions from:
Net investment income                           (0.31)        (0.57)     (0.57)     (0.65)     (0.71)      (0.72)
In excess of net investment income               0.00         (0.04)     (0.02)      0.00      (0.01)      (0.01)
Tax basis return of capital                      0.00          0.00      (0.01)      0.00       0.00        0.00
----------------------------------------      ----------     ------     ------     ------      ------      -------
Total distributions                             (0.31)        (0.61)     (0.60)     (0.65)     (0.72)      (0.73)
----------------------------------------      ----------     ------     ------     ------      ------      -------
Net asset value end of period                 $  9.11       $  8.88    $  8.84    $  9.46    $  9.23     $  8.64
========================================      ==========     ======     ======     ======      ======      =======
Total return (b)                                 6.21%         7.76%     (0.29%)     9.88%     15.65%       9.42%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                  1.09%(a)(c)   1.00%      1.00%      1.52%      1.88%       2.00%
 Total expenses excluding reimbursement          1.52%(a)      1.48%      1.80%      1.99%      1.88%       2.06%
 Net investment income                           6.49%(a)      7.13%      6.81%      7.48%      7.85%       8.42%
Portfolio turnover rate                            75%          149%       280%       160%        90%         76%
----------------------------------------      ----------     ------     ------     ------      ------      -------
Net assets end of period (thousands)          $14,016       $14,558    $16,036    $18,032    $19,288     $20,227
========================================      ==========     ======     ======     ======      ======      =======

(a) Annualized.

(b) Excluding applicable sales charges.

(c) "Ratio of total expenses to average net assets" for the six months ended January 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the six months ended January 31, 1996, the expense ratio would have been 1.07%.

(d) Calculation based on average shares outstanding.

See Notes to Financial Statements.

PAGE 10
Keystone Intermediated Term Bond Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                              Six Months                               February 1, 1993
                                                Ended                                  (Date of Initial
                                             January 31,      Year Ended July 31,     Public Offering) to
                                                 1996           1995      1994(d)        July 31, 1993
========================================    ==============    ========    ========    ===================
                                              (Unaudited)
Net asset value beginning of period          $      8.89      $  8.85     $  9.47           $ 9.35
----------------------------------------      ------------      ------      ------     ------------------
Income from investment operations:
Net investment income                               0.26         0.56        0.49             0.29
Net realized and unrealized gain (loss)
  on investments and futures contracts              0.25         0.02       (0.58)            0.12
----------------------------------------      ------------      ------      ------     ------------------
Total from investment operations                    0.51         0.58       (0.09)            0.41
----------------------------------------      ------------      ------      ------     ------------------
Less distributions from:
Net investment income                              (0.28)       (0.51)      (0.49)           (0.29)
In excess of net investment income                  0.00        (0.03)      (0.03)            0.00
Tax basis return of capital                         0.00         0.00       (0.01)            0.00
----------------------------------------      ------------      ------      ------     ------------------
Total distributions                                (0.28)       (0.54)      (0.53)           (0.29)
----------------------------------------      ------------      ------      ------     ------------------
Net asset value end of period                $      9.12      $  8.89     $  8.85           $ 9.47
----------------------------------------      ------------      ------      ------     ------------------
Total return (b)                                    5.78%        6.87%      (1.05%)           4.42%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                     1.84%(a)(c)  1.75%       1.75%            1.76%(a)
 Total expenses excluding reimbursement             2.30%(a)     2.21%       2.36%            2.71%(a)
 Net investment income                              5.74%(a)     6.38%       5.48%            5.67%(a)
Portfolio turnover rate                               75%         149%        280%             160%
----------------------------------------      ------------      ------      ------     ------------------
Net assets end of period (thousands)         $    18,458      $17,985     $17,819           $8,159
========================================      ============      ======      ======     ==================

(a) Annualized.

(b) Excluding applicable sales charges.

(c) "Ratio of total expenses to average net assets" for the six months ended January 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the six months ended January 31, 1996, the expense ratio would have been 1.82%.

(d) Calculation based on average shares outstanding.

 See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                             Six Months                              February 1, 1993
                                               Ended                                 (Date of Initial
                                            January 31,     Year Ended July 31,     Public Offering) to
                                                1996          1995      1994(d)        July 31, 1993
========================================     ============    ========   ========    ===================
                                             (Unaudited)
Net asset value beginning of period         $      8.89     $  8.85     $  9.46           $ 9.35
----------------------------------------      ----------      ------      ------     ------------------
Income from investment operations:
Net investment income                              0.26        0.55        0.49             0.29
Net realized and unrealized gain (loss)
  on investments and futures contracts             0.25        0.03       (0.57)            0.11
----------------------------------------      ----------      ------      ------     ------------------
Total from investment operations                   0.51        0.58       (0.08)            0.40
----------------------------------------      ----------      ------      ------     ------------------
Less distributions from:
Net investment income                             (0.28)      (0.51)      (0.49)           (0.29)
In excess of net investment income                 0.00       (0.03)      (0.03)               0
Tax basis return of capital                        0.00        0.00       (0.01)               0
----------------------------------------      ----------      ------      ------     ------------------
Total distributions                               (0.28)      (0.54)      (0.53)           (0.29)
----------------------------------------      ----------      ------      ------     ------------------
Net asset value end of period               $      9.12     $  8.89     $  8.85           $ 9.46
----------------------------------------      ----------      ------      ------     ------------------
Total return (b)                                   5.78%       6.87%      (0.95%)           4.31%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                    1.84%(a)(c) 1.75%       1.75%            1.77%(a)
 Total expenses excluding reimbursement            2.30%(a)    2.23%       2.37%            2.61%(a)
 Net investment income                             5.73%(a)    6.37%       5.44%            5.61%(a)
Portfolio turnover rate                              75%        149%        280%             160%
----------------------------------------      ----------      ------      ------     ------------------
Net assets end of period (thousands)        $    10,866     $10,185     $13,086           $7,522
========================================      ==========      ======      ======     ==================

(a) Annualized.

(b) Excluding applicable sales charges.

(c) "Ratio of total expenses to average net assets" for the six months ended January 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the six months ended January 31, 1996, the expense ratio would have been 1.82%.

(d) Calculation based on average shares outstanding.

See Notes to Financial Statements.

PAGE 12
Keystone Intermediate Term Bond Fund

STATEMENT OF ASSETS AND LIABILITIES--
January 31, 1996 (Unaudited)

Assets (Notes 1 and 4)
 Investments at market value (identified cost--
   $41,916,028)                                           $42,683,924
 Cash                                                             529
 Receivable for:
  Investments sold                                          1,062,001
  Fund shares sold                                             35,306
  Interest                                                    566,433
 Net unrealized appreciation on forward foreign
   currency exchange contracts                                 90,197
 Receivable from investment adviser                            47,182
 Prepaid expenses and other assets                              2,870
 -----------------------------------------------------      ----------
    Total assets                                           44,488,442
 -----------------------------------------------------      ----------
Liabilities (Notes 2 and 4)
 Payable for:
  Investments purchased                                       997,320
  Fund shares redeemed                                         13,713
  Distributions to shareholders                                96,995
 Due to related parties                                        10,741
 Other accrued expenses                                        29,547
 -----------------------------------------------------      ----------
    Total liabilities                                       1,148,316
 -----------------------------------------------------      ----------
Net assets                                                $43,340,126
 -----------------------------------------------------      ----------
Net assets represented by (Notes 1 and 2)
 Paid-in capital                                          $46,251,929
 Accumulated distributions in excess of net
  investment  income                                         (175,181)
 Accumulated net realized loss on investments and
   futures contracts                                       (3,593,073)
 Net unrealized appreciation on investments and
   foreign currency related transactions                      856,451
 -----------------------------------------------------      ----------
    Total net assets                                      $43,340,126
 -----------------------------------------------------      ----------
Net Asset Value Per Share (Note 2)
 Class A Shares
  Net asset value of $14,016,067 / 1,538,606 shares
    outstanding                                                  $9.11
  Offering price per share ($9.11 / 0.9525) (based on
    a sales charge of 4.75% of the offering price on
    January 31, 1996)                                            $9.56
 Class B Shares
  Net asset value of $18,458,125 / 2,023,343 shares
    outstanding                                                  $9.12
 Class C Shares
  Net asset value of $10,865,934 / 1,191,465 shares
    outstanding                                                  $9.12
 -----------------------------------------------------      ----------

STATEMENT OF OPERATIONS--
Six Months Ended January 31, 1996 (Unaudited)

Investment Income (Note 1)
Interest                                             $1,649,183
Expenses (Notes 2 and 4)
Management fees                          $142,349
Transfer agent fee                         56,501
Accounting, auditing and legal
   fees                                    25,760
Custodian fees                             24,662
Printing                                    9,864
Distribution Plan expense                 162,948
Registration fees                          20,533
Miscellaneous                               2,744
Reimbursement from investment
   adviser                                (98,140)
 -------------------------------------      -----      ---------
  Total expenses                          347,221
Less: Expenses paid indirectly
   (Note 4)                                (3,887)
 -------------------------------------      -----      ---------
Net expenses                                            343,334
 -------------------------------------      -----      ---------
Net investment income                                 1,305,849
 -------------------------------------      -----      ---------
Net realized and unrealized gain
   on investments and forward foreign
   currency related transactions
   (Notes 1 and 3)
Net realized gain on investments                        331,218
Net change in unrealized
   appreciation on:
 Investments                              777,108
 Forward foreign currency
  related transactions                     88,555
 -------------------------------------      -----      ---------
Net change in unrealized
   appreciation on investments and
   forward foreign currency related
   transactions                                         865,663
 -------------------------------------      -----      ---------
Net realized and unrealized gain
   on investments and forward  foreign
  currency related  transactions                      1,196,881
 -------------------------------------      -----      ---------
Net increase in net assets resulting
   from operations                                   $2,502,730
 -------------------------------------      -----      ---------

See Notes to Financial Statements.

                                                                             Six Months
STATEMENTS OF CHANGES IN NET ASSETS                                             Ended           Year Ended
                                                                          January 31, 1996    July 31, 1995
======================================================================     ================   ==============
Operations                                                                   (Unaudited)
Net investment income                                                        $ 1,305,849       $ 2,911,914
Net realized gain (loss) on investments                                          331,218          (583,642)
Net change in unrealized appreciation on investments and forward foreign currency exchange contracts and currency related
  transactions                                                                   865,663           628,176
----------------------------------------------------------------------      --------------      ------------
  Net increase in net assets resulting from operations                         2,502,730         2,956,448
----------------------------------------------------------------------      --------------      ------------
Distributions to shareholders from (Note 1)
Net investment income
 Class A Shares                                                                 (493,187)       (1,002,996)
 Class B Shares                                                                 (574,164)       (1,010,554)
 Class C Shares                                                                 (319,351)         (654,159)
In excess of net investment income
 Class A Shares                                                                        0           (61,783)
 Class B Shares                                                                        0           (62,249)
 Class C Shares                                                                        0           (40,296)
----------------------------------------------------------------------      --------------      ------------
  Total distributions to shareholders                                         (1,386,702)       (2,832,037)
----------------------------------------------------------------------      --------------      ------------
Capital share transactions (Note 2)
Proceeds from shares sold:
 Class A Shares                                                                  690,174         1,875,188
 Class B Shares                                                                2,975,353         4,978,695
 Class C Shares                                                                1,717,194         2,124,333
Payments for shares redeemed:
 Class A Shares                                                               (1,843,094)       (3,937,486)
 Class B Shares                                                               (3,299,528)       (5,447,096)
 Class C Shares                                                               (1,518,541)       (5,505,917)
Net asset value of shares issued in reinvestment of dividends and distributions:
 Class A Shares                                                                  247,908           533,202
 Class B Shares                                                                  312,653           576,332
 Class C Shares                                                                  213,720           465,630
----------------------------------------------------------------------      --------------      ------------
Total decrease from capital share transactions                                  (504,161)       (4,337,119)
----------------------------------------------------------------------      --------------      ------------
  Total increase (decrease) in net assets                                        611,867        (4,212,708)
----------------------------------------------------------------------      --------------      ------------
Net assets:
Beginning of period                                                           42,728,259        46,940,967
----------------------------------------------------------------------      --------------      ------------
End of period [Including accumulated distributions in excess of net investment income as follows: 1996--($175,181) and 1995--($94,328)]
  (Note 1)                                                                   $43,340,126       $42,728,259
======================================================================      ==============      ============

See Notes to Financial Statements.

PAGE 14
Keystone Intermediate Term Bond Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1.) Significant Accounting Policies

Keystone Intermediate Term Bond Fund (formerly Keystone America Intermediate Term Bond Fund) (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund was organized on October 24, 1986 and had no operations prior to February 13, 1987. It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company. The Fund seeks generous income from intermediate-term investment grade bonds.

 The Fund currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which varies depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

 Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting predominantly of members of current and former management of Keystone and its affiliates. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer and dividend disbursing agent.

 The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Investments are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred.

 Short-term investments that are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest, approximates market. Investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations

NOTES TO FINANCIAL STATEMENTS (Unaudited)

for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B. The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency exchange rates. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to the market risk, the Fund is subject to the credit risk that the other party will not be able to complete the obligations of the contract.

C. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

D. The Fund may enter into forward foreign currency exchange contracts ("contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets. Contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

E. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost

PAGE 16
Keystone Intermediate Term Bond Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

basis. Interest income is recorded on the accrual basis. All discounts are amortized for both financial reporting and federal income tax purposes.

F. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid excise tax liability by making the required distributions under the Internal Revenue Code.

G. The Fund distributes net investment income monthly and capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

 The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes, and differences in the treatment of paydown gains and losses.

(2) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                                                 Six
                                                Months
                                                Ended     Year Ended
                                               01/31/96    07/31/95
 ------------------------------------------    --------   ----------
Class A Shares
Shares sold                                      76,659     214,382
Shares redeemed                                (204,800)   (449,814)
Shares issued in reinvestment of dividends
  and distributions                              27,641      61,155
 ------------------------------------------      ------      --------
Net decrease                                   (100,500)   (174,277)
 ==========================================      ======      ========
Class B Shares
Shares sold                                     331,882     566,892
Shares redeemed                                (365,983)   (624,636)
Shares issued in reinvestment of dividends
  and distributions                              34,808      66,016
 ------------------------------------------      ------      --------
Net increase                                        707       8,272
 ==========================================      ======      ========
Class C Shares
Shares sold                                     190,512     243,954
Shares redeemed                                (168,445)   (630,936)
Shares issued in reinvestment of dividends
  and distributions                              23,798      53,388
 ------------------------------------------      ------      --------
Net increase (decrease)                          45,865    (333,594)
 ==========================================      ======      ========

The Fund bears some of the costs of selling its shares under a Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

 The Class A Distribution Plan provides for payments, which are currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses for the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class

NOTES TO FINANCIAL STATEMENTS (Unaudited)

A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of 0.25% of the average net asset value of Class A shares maintained by such others.

  The Class B Distribution Plans provide for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses for the distribution of Class B shares. For Class B shares sold on or after June 1, 1995, amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each share sold plus the first year's service fee in advance of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of such Class B shares, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5% of amounts redeemed during the first 12 month period from and including the month of purchase to 1% of amounts redeemed during the sixth twelve month period. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

  The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc. ("NASD Rules")) plus service fees at an annual rate of 0.25%, respectively, of the average net asset value of each Class C share maintained by such others.

  Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

  During the six months ended January 31, 1996, the Fund paid or accrued to KIDC $16,258 for Class A Distribution Plan. During the six months ended January 31, 1996, the Fund paid or accrued to KIDC $73,289 for Class B shares sold prior to June 1, 1995 and $21,028 for Class B shares sold on or after June 1, 1995. During the six months ended January 31, 1996, the Fund paid or accrued to KIDC $52,373 for Class C Distribution Plan.

  Under the applicable NASD Rules, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class B Distribution Plans at January 31, 1996 are $1,096,901 for shares purchased prior to June 1, 1995 and $166,532 for shares purchased on or after June 1, 1995. The

PAGE 18
Keystone Intermediate Term Bond Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

maximum uncollected amounts for which KIDC may seek payment from the Fund under its Class C Distribution Plan is $1,188,701 as of January 31, 1996.

 Presently, The Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares pursuant to its respective Distibution Plan.

(3.) Securities Transactions

As of July 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $3,658,000 which expires in as follows: 1999- $970,000; 2003-$2,688,000.

 For the six months ended January 31, 1996 cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $31,464,830 and $31,764,454, respectively.

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee, computed and paid daily, calculated at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, which start at 0.50% and decline, as net assets increase, to 0.25% per annum, to the net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

  During the six months ended January 31, 1996, the Fund paid or accrued investment management fees of $142,349 which represented 0.65% of the Fund's average net assets on an annualized basis. Of such amount paid to KMI, $120,997 was paid to Keystone for its services to the Fund.

  During the six months ended January 31, 1996 the Fund paid or accrued $56,501 to KIRC for transfer agent fees and $9,337 to KII as reimbursement for certain accounting services.

  The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of Fund assets, 2.0 % of the next $70 million of Fund assets, and 1.5% of Fund assets over $100 million.

  Effective October 2, 1995 Keystone has voluntarily agreed to limit the expenses of the Fund to 1.10% on Class A shares and 1.85% on Class B and Class C shares. Prior to October 2, 1995, Keystone voluntarily agreed to limit expenses of the Fund to 1.00% for Class A shares and 1.75% for Class B and C shares. Keystone would not be required to make such reimbursement to an extent which would result in the Fund's inability to qualify as a regulated investment company under the provisions of the Internal Revenue Code. In accordance with these voluntary expense limitations, Keystone reimbursed $98,140 during the six months ended January 31, 1996. Keystone does not intend to seek repayment of these amounts.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently, the Independent Trustees of the Fund receive no compensation for their services.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(5.) Distributions to Shareholders

Distributions of $0.045 per share for Class A, $0.039 for Class B, and $0.039 for Class C from net investment income were declared payable by March 6, 1996 to shareholders of record February 26, 1996. These distributions are not reflected in the accompanying financial statements.

[1 pg. cover]

[front]

                                    KEYSTONE

                       [photo of pasture, fence and trees]

                                INTERMEDIATE TERM
                                    BOND FUND


                                [keystone logo]

                               SEMIANNUAL REPORT
                                JANUARY 31, 1996

[back]

                                  [boxed copy]
                                KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                   [diamond]
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[logo] KEYSTONE
       INVESTMENTS

       P.O. Box 2121
       Boston, Massachusetts 02106-2121

ITBF-SAR-3/96
4.5M                                 [recycled symbol]